Exhibit 99.1

news release

Granite Construction Incorporated Announces Proposed Offering of $200 Million of Convertible Senior Notes due 2024

WATSONVILLE, Calif., – October 29, 2019 – Granite Construction Incorporated (NYSE: GVA) (“Granite”) today announced its intention to offer, subject to market and other conditions, $200 million aggregate principal amount of Convertible Senior Notes due 2024 in a private offering to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). Granite expects to grant the initial purchasers of the notes an option to purchase up to an additional $30 million aggregate principal amount of notes.

As described further below, in connection with the proposed offering, Granite expects (1) to enter into convertible note hedge and warrant transactions that are designed to reduce potential dilution to its common stock upon any conversion of notes and/or offset any cash payments it is required to make in excess of the principal amount of converted notes, with a warrant strike price expected to be at a premium of at least 100% to the last reported sale price of Granite’s common stock on the date of pricing on the New York Stock Exchange, (2) to repurchase up to $30 million of its common stock and repay indebtedness with the net proceeds from the offering and (3) upon conversion of the notes, to be able to settle such conversion in cash, shares of its common stock or a combination of cash and shares of its common stock, at its election.

The notes will be senior unsecured obligations of Granite. Interest on the notes will be payable semiannually in arrears on May 1 and November 1 of each year, beginning on May 1, 2020. The notes will mature on November 1, 2024, unless earlier converted, redeemed or repurchased. Prior to the close of business on the business day immediately preceding May 1, 2024, the notes will be convertible at the option of the holders only upon the occurrence of certain events and during certain periods. Thereafter, the notes will be convertible at the option of the holders at any time until the close of business on the second scheduled trading day immediately preceding the maturity date. Upon conversion, Granite will pay or deliver, as the case may be, cash, shares of its common stock or a combination of cash and shares of its common stock, at its election.

Granite will not be able to redeem the notes prior to November 7, 2022. On or after November 7, 2022, Granite will be able to redeem for cash all or any portion of the notes, at its option, if the last reported sale price of Granite’s common stock is equal to or greater than 130% of the conversion price for a specified period of time, at a redemption price equal to 100% of the principal aggregate amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. Holders of the notes will be able to require Granite to repurchase their notes following certain corporate transactions at a repurchase price equal to 100% of the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. Following certain corporate transactions or if Granite issues a notice of redemption, Granite will, in certain circumstances, increase the conversion rate for a holder that elects to convert its notes in connection with such corporate transaction or notice of redemption.

The interest rate, initial conversion rate, initial conversion price and the other terms of the notes will be determined at the time of the pricing of the offering.

Granite intends to use the net proceeds from the offering to pay the cost of the convertible note hedge transactions described below (after such cost to Granite is partially offset by the proceeds of the warrant transactions described below), to use up to $30 million of the net proceeds from the offering to repurchase shares of Granite’s common stock concurrently with the offering in privately negotiated transactions, and to use the remainder of the net proceeds from the offering to repay a portion of Granite’s revolving credit facility and for general corporate purposes. If the initial purchasers exercise their option to purchase additional notes, Granite may also sell additional warrants and use the net proceeds from the sale of such additional notes to enter into additional convertible note hedge transactions, to repay a portion of Granite’s revolving credit facility and for general corporate purposes.

In connection with the pricing of the notes, Granite expects to enter into convertible note hedge transactions with one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the “option counterparties”). The convertible note hedge transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the notes, the number of shares of Granite’s common stock underlying the notes. Concurrently with entering into the convertible note hedge transactions, Granite also expects to enter into warrant transactions with the option counterparties whereby Granite will sell to the option counterparties warrants to purchase, subject to customary anti-dilution adjustments, up to the same number of shares of Granite’s common stock.

The convertible note hedge transactions are expected generally to reduce the potential dilution upon conversion of the notes and/or offset any cash payments Granite is required to make in excess of the principal amount of converted notes, as the case may be, in the event that the market price per share of Granite’s common stock, as measured under the terms of the convertible note hedge transactions, is greater than the strike price of the convertible note hedge transactions, which initially corresponds to the conversion price of the notes and is subject to anti-dilution adjustments substantially similar to those applicable to the conversion rate of the notes. If, however, the market price per share of Granite’s common stock, as measured under the terms of the warrant transactions, exceeds the strike price of the warrants and Granite delivers shares of its common stock upon exercise of such warrants instead of paying cash upon such exercise, there would nevertheless be dilution to the extent that such market price exceeds the strike price of the warrants.

In connection with establishing their initial hedge of the convertible note hedge and warrant transactions, the option counterparties or their respective affiliates expect to enter into various derivative transactions with respect to Granite’s common stock and/or purchase shares of Granite’s common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of Granite’s common stock or the notes at that time.

In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Granite’s common stock and/or purchasing or selling Granite common stock or other securities of Granite in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of notes or following any repurchase of notes by Granite in connection with certain corporate transactions or otherwise). This activity could also cause or avoid an increase or a decrease in the market price of Granite’s common stock or the notes, which could affect noteholders’ ability to convert the notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares and value of the consideration that noteholders will receive upon conversion of the notes.

The notes and the shares of Granite’s common stock issuable upon conversion of the notes, if any, have not been and will not be registered under the Securities Act or applicable state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities (including the shares of Granite’s common stock, if any, into which the notes are convertible) and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

Forward-looking Statements

Any statements contained in this news release that are not based on historical facts, including statements about the offering, the terms of the notes, the convertible note hedge and warrant transactions, the effects of the convertible note hedge and warrant transactions and the intended use of proceeds, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by words such as “expects,” “estimates,” “intends,” “plans,” “potential,” “may,” “will,” “could,” “would” and the negatives thereof or other comparable terminology or by the context in which they are made. These forward-looking statements are predictions reflecting the best judgment of senior management and reflect our current expectations regarding the offering, the hedging transactions and the intended use of proceeds. These expectations may or may not be realized. Some of these expectations may be based on beliefs, assumptions or predictions that may prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized or otherwise materially affect our business, financial condition, results of operations, cash flows and liquidity. Such risks and uncertainties include, but are not limited to, those described in greater detail in our filings with the Securities and Exchange Commission, particularly those specifically described in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Due to the inherent risks and uncertainties associated with our forward-looking statements, the reader is cautioned not to place undue reliance on them. The reader is also cautioned that the forward-looking statements contained herein speak only as of the date of this news release and, except as required by law; we undertake no obligation to revise or update any forward-looking statements for any reason.

Contacts:

Investors

Lisa Curtis, 831-728-7532

Or

Media

Jacque Fourchy, 831-761-4741

Source: Granite Construction Incorporated